Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

(Rule 14a-101)
________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Paysign, Inc.
_______________________________________
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PAYSIGN, INC.

2615 St. Rose Parkway

Henderson, Nevada 89052

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 29, 2024

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Paysign, Inc. The meeting will be held on Friday, May 3, 2024, at 4:00 p.m. (Pacific Daylight Time) at M Resort Spa Casino, at 12300 Las Vegas Blvd. S, Henderson, Nevada 89044, for the following purposes:

1.	To elect the seven nominees named in this proxy statement for director to hold office until the 2025 annual meeting of our stockholders.

2.	To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

In addition, the proxy statement contains other important information about Paysign, Inc., including information about the role and responsibilities of our Board of Directors and its committees, information about executive compensation, and information about the beneficial ownership of Paysign, Inc. securities.

Your vote is very important. Whether or not you plan to attend the annual meeting in person, please complete and return the enclosed proxy card.

Sincerely yours,

/s/ Robert Strobo, Esq.
Robert Strobo, Esq.
General Counsel, Chief Legal Officer and Secretary

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote over the internet or by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card, as promptly as possible in order to ensure your representation at the meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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PAYSIGN, INC.

2615 St. Rose Parkway

Henderson, Nevada 89052

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 3, 2024

This proxy statement contains information about the 2024 annual meeting of stockholders (“2024 Annual Meeting”) of Paysign, Inc. (referred to in this proxy statement as “Paysign,” “the Company,” “we,” “our” or “us”). The meeting will be held on Friday, May 3, 2024, beginning at 4:00 p.m. local time, at M Resort Spa Casino, at 12300 Las Vegas Blvd. S, Henderson, Nevada 89044.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2024 Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board of Directors.

These proxy materials, together with our annual report to stockholders for our 2023 fiscal year, are first being made available to Paysign, Inc. stockholders online on March 29, 2024, at www.iproxydirect.com/PAYS and at www.paysign.com. The Notice of Internet Availability of Proxy Materials is first being mailed to certain stockholders on or about April 5, 2024. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all of the important information in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board of Directors is soliciting your proxy to vote at the 2024 Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 5, 2024, to all stockholders of record entitled to vote at the 2024 Annual Meeting.

What is the purpose of the annual meeting?

At our 2024 Annual Meeting, stockholders will consider and vote on the following matters:

1.	To elect the seven nominees named in this proxy statement for director to hold office until the 2025 annual meeting of our stockholders.

2.	To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	To conduct any other business properly brought before the meeting.

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Who can vote?

You may vote if you were a stockholder of Paysign, Inc. as of the close of business on the record date, which is March 4, 2024. As of the record date, there were 52,833,374 shares of common stock outstanding.

How many votes do I have?

Each share of our common stock that you own on the record date entitles you to one vote on each matter subject to a vote.

Directors and executive officers of Paysign, Inc. own or control the voting of 11,134,554 shares of common stock, representing approximately 21.1% of the total outstanding voting shares at the record date. We expect all of these shares will be voted FOR all of the proposals as described in this proxy statement.

How do I vote?

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote as follows:

1.	You may vote by mail. You may vote by completing and signing the proxy card enclosed with this proxy statement (or by requesting a paper copy of the materials if you only received an electronic version) and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it from the United States. The shares you own will be voted according to your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. Your vote will not be counted unless your proxy card is received by us prior to the 2024 Annual Meeting.

2.	You may vote by Internet. You may vote over the Internet as instructed on the proxy card enclosed with this proxy statement and accessing www.iproxydirect.com/PAYS. The shares you own will be voted according to your instructions on the proxy card submitted electronically. If you do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. Your vote will not be counted unless you vote electronically prior to the 2024 Annual Meeting.

3.	You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or by completing a ballot. Ballots will be available at the meeting.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

FOR the election of each of the seven nominees to serve as directors on the Board of Directors until our 2025 annual meeting of stockholders.

FOR the ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

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Is my vote important?

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions in this proxy statement. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

What if I return a proxy card but do not make specific choices?

Any proxy card returned without directions given will be voted (1) “FOR” the election of directors presented in this proxy statement to the Board of Directors, (2)  “FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm to audit the financial statements for our fiscal year ending December 31, 2024, and (3) as to any other business that may come before the 2024 Annual Meeting, in accordance with the judgment of the person or persons named in the proxy.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The proposal to ratify the selection of Moss Adams LLP as our independent auditor for fiscal year 2024 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our 2024 Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our Corporate Secretary, Robert Strobo, Esq., written notice to that effect. He may be contacted at 2615 St. Rose Parkway, Henderson, Nevada 89052; e-mail: rstrobo@paysign.com;

•	voting again prior to the time at which the Internet voting facilities close by following the procedures applicable to that method of voting, as directed on the enclosed proxy card; or

•	voting in person at the meeting.

How can I access the proxy materials over the internet?

You may view and also download our proxy materials, including our Form 10-K for the year ended December 31, 2023, which is our Annual Report for 2023, and the Notice by accessing www.iproxydirect.com/PAYS and on our website at www.paysign.com.

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Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. We pay all costs to solicit these proxies. Our officers, directors, and employees may solicit proxies but will not be additionally compensated for such activities. We are also working with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. We will reimburse their reasonable expenses.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if more than 50% of the outstanding shares entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 52,833,374 shares of common stock outstanding. Thus, 26,416,687 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item to pass?

Election of Directors. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are seven nominees and seven positions to be filled; this means that the seven individuals receiving the most “for” votes will be elected. Votes to “withhold” and broker non-votes will not be relevant to the outcome.

Ratification of Independent Registered Public Accounting Firm. The votes cast “for” must exceed the votes cast “against” in order to ratify the selection of Moss Adams LLP, as our independent registered public accounting firm. Abstentions and broker non-votes will not be relevant to the outcome.

If your shares are held in street name and you do not provide voting instructions to your broker, bank, or other nominee, your broker is entitled to vote your shares with respect to the proposal to ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Otherwise, they will be treated as broker non-votes and will not be counted for purposes of determining the outcome of a proposal. Abstentions and votes “withheld” are counted for the purpose of establishing a quorum.

Who will count the votes?

We will appoint an Inspector of Election for the 2024 Annual Meeting who will not be an officer, director, or nominee.

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What is “householding”?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent.

If you would like to receive your own set of our proxy statement and related materials now or in the future, or if you share an address with another Paysign, Inc. stockholder and together both of you would like to receive only a single set of our proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and related materials by contacting our Corporate Secretary at Paysign, Inc., 2615 St. Rose Parkway, Henderson, Nevada 89052, Attention: Corporate Secretary; telephone: (702) 453-2221; e-mail: rstrobo@paysign.com.

How and when may I submit a stockholder proposal for next year’s annual meeting?

In order for proposals of stockholders to be considered for inclusion in the Company’s proxy materials related to the 2025 annual meeting, such proposals must, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, be submitted in writing to the Corporate Secretary of Paysign, Inc., at 2615 St. Rose Parkway, Henderson, Nevada 89052, and must be received no later than 6:00 p.m., Pacific Time, on Friday, November 29, 2024, unless we change the date by more than 30 days from May 3, 2025, in which case proposals must be received a reasonable time before the Company begins to print and send proxy materials for that meeting. Any proposals after such date will be considered untimely. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

In addition, a stockholder proposal that is not intended for inclusion in our proxy statement and form of proxy under Rule 14a-8 (including director nominations) shall be considered “timely” as calculated in accordance with with Rule 14a-4(c) under the Exchange Act, and may be brought before the 2025 annual meeting of stockholders provided that we receive information and notice of the proposal addressed to our Secretary at our principal executive offices, no earlier than January 3, 2025 and no later than February 3, 2025.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Where can I find the voting results?

We will report the voting results on a Current Report on Form 8-K within four (4) business days after the end of our 2024 Annual Meeting of stockholders. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2024 Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board of Directors, or “Board,” has nominated seven persons (the “Nominees”) to be elected at the 2024 Annual Meeting to serve until the 2025 annual meeting of stockholders and until their respective successors are elected and qualified. Our Board currently has seven members, and each Nominee already serves on our Board. Each Nominee has agreed to serve on the Board, if elected.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The seven nominees receiving the highest number of affirmative votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Set forth below is information regarding the Nominees, as of March 29, 2024, including their ages, positions with Paysign, recent employment and other directorships, if any.

Nominees

Name	Age	Position	Director Since
Mark R. Newcomer	58	Chief Executive Officer, President, Chairman, Director	March 2006
Matthew Lanford	57	Chief Payments Officer, Director	August 2022
Joan M. Herman	67	Executive Vice President, Director	November 2018
Bruce A. Mina	77	Independent Director	March 2018
Jeffrey B. Newman	69	Independent Director	December 2022
Daniel R. Henry	58	Independent Director	May 2018
Dennis L. Triplett	77	Independent Director	May 2018

Mark R. Newcomer, Chief Executive Officer, President, Chairman, and Director. Mr. Newcomer serves as our Chairman, Chief Executive Officer and President, and has served in this capacity and as a director since March 2006. From February 2001 to present, Mr. Newcomer continues to serve as chairman and CEO of 3PEA Technologies, Inc., a payment solutions company he co-founded in 2001. Mr. Newcomer continues to be a driving force in guiding the Company’s growth through technology investments, acquisitions, new product lines, and strategic partnerships. Mr. Newcomer attended Cal-Poly San Luis Obispo where he majored in Bio-Science. We believe Mr. Newcomer is qualified to serve as our Chairman and as a director based on his extensive experience in the payments industry and the perspective and experience he brings to the Board as our founder and Chief Executive Officer, which adds historical knowledge, operational expertise, and continuity to the Board.

Matthew Lanford, Chief Payments Officer, and Director. Mr. Lanford has served as our Chief Payments Officer since January 2024. Mr. Lanford served as the Company’s Chief Operating Officer and President from 2021 to 2024 and Chief Product Officer from 2019 to 2021. Prior to joining Paysign, Inc., Mr. Lanford served as senior vice president and general manager of the financial services division of InComm Payments (“InComm”) from 2016 to 2019, where he was responsible for the company’s consumer-facing Vanilla™ suite of prepaid products. Prior to his tenure at InComm, Mr. Lanford was with Mastercard from 2006 to 2016, where he was a vice president with the global prepaid product and solutions group and the prepaid product lead for Europe, based in London. These companies are not a parent, subsidiary, or affiliate of Paysign. Mr. Lanford had regional responsibility for innovation, product development, go-to-market strategy, and commercialization of the Mastercard prepaid portfolio of products, in addition to senior leadership roles in product management and investor relations. Mr. Lanford was twice awarded the prestigious top spot in Europe’s Prepaid Power 10. Mr. Lanford earned his Bachelor of Science in Computer Science from the University of Arkansas at Little Rock. We believe Mr. Lanford’s extensive experience in the payments industry qualifies him to serve on the Board.

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Joan M. Herman, Executive Vice President, Director. Ms. Herman has served as our Executive Vice President since September 2017 and as a director since November 2018. Ms. Herman’s experience in payments spans more than 30 years, holding various management positions in operations, product development, and sales and marketing on both the issuing and acquiring sides of the card business. Ms. Herman’s previous employers and directorships include Sunrise Bank from June 2012 to August 2017, UMB Bank from 2010 to 2012, Heartland Bank from 2006 to 2010, and Heartland Payment Systems from 1997 to 2006. These companies are not a parent, subsidiary, or affiliate of Paysign. Ms. Herman is a member of the Board of Directors of the National Branded Prepaid Card Association (NBPCA) and serves as its Treasurer. Ms. Herman earned her B.A. and M.A. in business and marketing from Webster University, St. Louis, Missouri. We believe Ms. Herman’s operational and product development experience in the payments industry qualifies her to serve on the Board.

Bruce A. Mina, Independent Director. Mr. Mina has served as a director since March 2018. Mr. Mina, MS-Taxation, CPA/ABV, CFF, CVA, BVAL is a co-founder and managing member of Mina Llano Higgins Group, LLP (founded 1974). Mr. Mina is a Certified Public Accountant licensed in the State of New York for over 30 years. He is experienced in, and responsible for, litigation support and valuation assignments regarding business valuations, damage studies and appraisal engagements. Mr. Mina has been retained as a Business Appraiser, Expert Witness, Consultant, Forensic Examiner, Auditor, Accountant, and Tax Planner by business owners and corporate officers, attorneys, and municipalities to provide services in business appraisal and enterprise valuation, forensic examination, and litigation support. Mr. Mina has served as Chief Financial Officer (“CFO”) for Coal Brick Oven Pizzeria, Inc., a Nevada corporation (Grimaldi’s Pizzeria chain of restaurants), from 2011 to 2018, and currently serves as CFO for Academy of Aviation in Long Island, New York since 2009. These companies are not a parent, subsidiary, or affiliate of Paysign. Mr. Mina earned his B.A. from Hofstra University and his Master of Science-Taxation from Long Island University. We believe that Mr. Mina’s extensive accounting and valuation experience qualify him to serve on the Board.

Jeffrey B. Newman, Independent Director. Mr. Newman has served as a director since December 2022. From 1997 to 2020, Mr. Newman served as Executive Vice President and General Counsel of Euronet Worldwide, Inc. (“Euronet”), a leading provider of payment solutions, including independent ATM networks, card issuance and acquiring, distribution of digital content over retail POS networks, and international money transfer networks for immigrant remittances and high dollar volume transfers. He was responsible for all legal affairs for Euronet, including the creation and establishment of new and highly innovative payment services in developing countries, in particular the countries of Central Europe as they privatized and transitioned to Western economies. During his time at Euronet, Mr. Newman also conducted major corporate and financing transactions, including Euronet’s initial public offering, approximately 50 acquisitions (ranging up to $1.2 billion) in the United States and overseas, private placements, and other public offerings. Prior to joining Euronet, Mr. Newman was a partner of Arent Fox, a Washington D.C. based law firm, specializing in international M&A. Mr. Newman has worked across the payments landscape, including money transfer, merchant card acquiring and card issuance, ATM and POS networks, and distribution of digital content over networks. His experience also includes participation on and advising boards of private and public companies in multiple countries, including the United States, Europe, and Asia. These companies are not a parent, subsidiary, or affiliate of Paysign. Mr. Newman holds a J.D. from The Ohio State University, a DSU (equivalent to a master’s degree) from the University of Paris II, and a B.A. from Ohio University. He currently serves on the Board of Phan Time, Inc. We believe Mr. Newman’s extensive experience in the payments and legal industries qualifies him to serve on the Board.

Daniel R. Henry, Independent Director. Mr. Henry has served as a director since May 2018. Mr. Henry has been a private investor and advisor since 2013 and previously served as Chief Executive Officer of Green Dot Corporation from 2020 to 2022. Prior to that, Mr. Henry served as Chief Executive Officer of NetSpend, a leading provider of prepaid debit cards for personal & commercial use, from 2008 to 2014. Prior to that, he served as president and Chief Operating Officer of Euronet, a global leader in processing secure electronic financial transactions from 1994 to 2006. He was also a co-founder of Euronet and served on its board until January 2008. These companies are not a parent, subsidiary, or affiliate of Paysign. Mr. Henry currently serves on the Board of Directors of Paysign, Inc. and Dama Financial. We believe that Mr. Henry, a seasoned financial services industry entrepreneur who brings valuable senior leadership, experience, and insight to the Board, is qualified to serve on the Board.

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Dennis L. Triplett, Independent Director. Mr. Triplett has served as a director since May 2018. Mr. Triplett served as Chief Executive Officer (March 2004 to April 2015) and Chairman (April 2015 to March 2017) of Healthcare Services at UMB Bank, N.A. a leading provider of healthcare payment solutions including health savings accounts (HSAs), healthcare spending accounts, and payments technology. Mr. Triplett founded the division that is now the fifth largest HSA custodian in the nation with $2.6 billion in assets and accounts exceeding 1.25 million.  Mr. Triplett developed the Bank’s Medical Savings Account product in the late 1990’s and grew that into a multipurpose card product supporting a variety of spending accounts, including HSAs, FSAs, and HRAs. Mr. Triplett has over 35 years of experience in the banking industry, including serving as the President and Chief Executive Officer of two banks in the Midwest and has extensive credit and debit card experience. These companies are not a parent, subsidiary, or affiliate of Paysign, Inc.  Mr. Triplett is a graduate of several banking schools and holds an MBA degree from the University of Missouri. Mr. Triplett’s industry leadership has included chairing the Employers Council on Flexible Compensation (ECFC) from 2007 to 2014, being a founding Board Member of the American Bankers Association’s HSA Council, and chairing American Health Insurance Plan’s (AHIP) HSA Leadership Council from 2009 to 2013. Civically, Mr. Triplett has served on the Board of the Greater Kansas City Crime Commission since 2011, as Chairperson for Community for Coaches since 2016, and as member of UMB Healthcare Services Strategic Advisory Council since 2016. We believe that Mr. Triplett’s managerial, financial, and payment solutions experience qualify him to serve on the Board.

None of the directors or executive officers share any familial relationship with any other executive officer or key employee.

None of the directors or executive officers has been involved in any legal proceedings as listed in Regulation S-K, Sections 103(c)(2) and 401(f).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

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INFORMATION REGARDING CORPORATE GOVERNANCE

Independence of Board of Directors

Our Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that all of our presently serving directors other than Mr. Newcomer, Mr. Lanford, and Ms. Herman are “independent directors” as defined by the Nasdaq Stock Market. Our Board also determined that Messrs. Newman and Triplett, who comprise our presently serving Nominating and Corporate Governance Committee, both satisfy the independence standards for such committee established by the SEC and the Nasdaq Marketplace Rules. With respect to our presently serving Audit Committee, our Board has determined that Messrs. Mina, Henry, Newman, and Triplett satisfy the independence standards for such committee established by Rule 10A-3 under the Exchange Act, the SEC, and the Nasdaq Marketplace Rules, as applicable. Furthermore, the Nominating and Corporate Governance Committee, with concurrence by the Board, has determined that Mr. Mina is an “audit committee financial expert” within the meaning of SEC rules. With respect to our presently serving Compensation Committee, our Board of directors has determined that Messrs. Henry and Mina each satisfy the independence standards for such committee established by Rule 10C-1 under the Exchange Act, the SEC, and the Nasdaq Marketplace Rules, as applicable.

In making such determinations, our Board considered the relationships that each such non-employee director or director nominee has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of our directors, our Board considered the association each such non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining independence.

Board Leadership Structure

The Company does not have a policy with respect to whether the positions of Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”) should be held by the same person or two separate individuals and believes that it is in the best interest of the Company to consider that question from time to time in the context of succession planning. At this time, the Board believes that it is in the best interest of the Company and an appropriate leadership structure to have the CEO also serve as Chairman. Combining the CEO and Chairman roles provides an efficient and effective leadership model that promotes unambiguous accountability and alignment on corporate strategy. Mr. Newcomer co-founded the Company and has served as CEO since 2001. The Board believes that Mr. Newcomer’s intimate knowledge of the daily operations of and familiarity with the Company and industry put him in the best position to provide leadership to the Board on setting the agenda, emerging issues facing the Company and the payments industry, and strategic opportunities. Additionally, Mr. Newcomer’s substantial financial stake in the Company creates a strong alignment of interests with the other stockholders. Mr. Newcomer’s combined roles also ensure that a unified message is conveyed to stockholders, employees, and clients.

Role of the Board in Risk Oversight

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board. Our Board is responsible for designing, implementing, and overseeing our risk management processes. The Board does not have a standing risk management committee but administers this function directly through the Board as a whole. The whole Board considers strategic risks and opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s structure facilitates the division of risk management oversight responsibilities and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Meetings of the Board

During 2023, there were four meetings of the Board. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the year ended December 31, 2023 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee).

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We do not have a formal policy requiring members of the Board to attend the annual meeting of stockholders, although all directors are strongly encouraged to attend. All of our board members at the time attended our 2023 annual meeting of stockholders.

Executive Sessions of Non-Management Directors

Pursuant to our corporate governance principles or as required by Nasdaq Stock Market rules, non-management directors of the Board meet from time to time without the presence of management. The Chairman generally chairs these sessions.

Committees of the Board

The Board has established three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. From time to time, the Board may also create other committees for special purposes. The membership during the last fiscal year and the function of each of the Audit, Compensation, and Nominating and Corporate Governance Committees are described below. The Board has determined that all of the members of each of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent as defined under the rules of the Nasdaq Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. The charters of each committee are available on the Company’s website at www.paysign.com.

The following chart sets forth the directors who currently serve as members of each of the Board committee as of the date of this proxy statement.

Directors	Audit Committee	Compensation Committee	Nominating Committee
Daniel R. Henry	X	C
Bruce A. Mina	C	X
Jeffrey B. Newman	X		C
Dennis L. Triplett	X		X

_______________________

“C” Denotes member and chair of committee

“X” Denotes member

Audit Committee Functions

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(a) of the Exchange Act. The Audit Committee met four times in 2023. The members of the Audit Committee are Bruce A. Mina (chair), Dennis L. Triplett, Jeffrey B. Newman and Daniel R. Henry. The Board has determined that each member of the Audit Committee is independent in accordance with SEC rules applicable to audit committee members. The Audit Committee is responsible for oversight of the quality and integrity of the accounting, auditing, and reporting practices of Paysign. More specifically, it assists the Board in fulfilling its oversight responsibilities relating to (i) the quality and integrity of our financial statements, reports, and related information provided to stockholders, regulators, and others, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications, independence, and performance of our independent registered public accounting firm, (iv) the internal control over financial reporting that management and the Board have established, and (v) the audit, accounting, and financial reporting processes generally. The Audit Committee is also responsible for review and approval of related-party transactions. The Board has determined that Mr. Mina is an “audit committee financial expert” as defined by SEC rules. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting, or other advisors as it deems necessary to carry out its duties.

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Compensation Committee Functions

The Compensation Committee met six times in 2023. Daniel R. Henry (chair) and Bruce A. Mina are the members of the Compensation Committee. The Board has determined that each member of the Compensation Committee is independent in accordance with SEC rules applicable to compensation committee members. The Compensation Committee is responsible for reviewing and recommending compensation policies and programs, management and corporate goals, as well as salary and benefit levels for our executive officers and other significant employees. Its responsibilities include supervision and oversight of the administration of our incentive compensation and stock programs. As such, the Committee is responsible for administration of grants and awards to directors, officers, employees, consultants, and advisors under the Paysign 2018 Incentive Compensation Plan and 2023 Equity Incentive Plan. The Compensation Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, compensation consultant, or other advisors as it deems necessary to carry out its duties.

Nominating and Corporate Governance Committee Functions

The Nominating and Corporate Governance Committee, or Nominating Committee, met four times in 2023. Jeffrey B. Newman (chair) and Dennis L. Triplett are the members of the Nominating Committee. The Nominating Committee is responsible for identifying individuals qualified to become members of the Board, recommending to the Board candidates for election or re-election as directors, and reviewing our governance policies in light of the corporate governance rules of the SEC. Under its charter, the Nominating Committee is required to establish and recommend criteria for service as a director, including matters relating to professional skills and experience, board composition, potential conflicts of interest, and manner of consideration of individuals proposed by management or stockholders for nomination. The Nominating Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience, and judgment; the highest integrity; loyalty to the interests of Paysign and its stockholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in Board deliberations; and an appreciation of the role of the corporation in society. The Nominating Committee will consider candidates meeting these criteria who are suggested by directors, management, stockholders, and other advisers hired to identify and evaluate qualified candidates. The Nominating Committee also monitors the ethical behavior of our employees, officers, and directors.

Communication with the Board

The Board and management encourage communication from our stockholders. Stockholders who wish to communicate with our management or directors should direct their communication to the Corporate Secretary of the Company, 2615 St. Rose Parkway, Henderson, Nevada 89052. The Secretary will forward communications intended for the Board to the Chairman of the Board, currently Mr. Newcomer, or, if intended for an individual director, to that director. If multiple communications are received on a similar topic, the Secretary may, in his discretion, forward only representative correspondence. Any communications that are abusive, in bad taste, or present safety or security concerns may be handled differently.

Code of Ethics

We have adopted a Code of Ethics that sets forth various policies and procedures to promote ethical behavior and that applies to all our directors, officers, and employees. The Code of Ethics is publicly available on our website at www.paysign.com. Amendments to the Code of Ethics and any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will be disclosed on our website.

Anti-Hedging Practices

Although we do not have a formal policy related to hedging transactions, we discourage our management and directors from engaging in hedging and monetization transactions in connection with our securities. Further, any such transactions would need to comply with our insider trading policy, as applicable.

Policies with Respect to Transactions with Related Persons

The Code of Ethics describes our policy on conflicts of interest. All transactions between us and our officers, directors, principal stockholders, and their affiliates are subject to approval by the Board according to the terms of our written Code of Ethics.

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The executive officers and the Board are also required to complete a questionnaire on an annual basis that requires them to disclose any related person transactions and potential conflicts of interest. The responses to these questionnaires are reviewed by outside corporate counsel, and, if a transaction is reported by an independent director or executive officer, the questionnaire is submitted to the Chairperson of the Audit Committee for review. If necessary, the Audit Committee will determine whether the relationship is material and will have any effect on the director’s independence. After making such determination, the Audit Committee will report its recommendation on whether the transaction should be approved or ratified by the entire Board.

Certain Relationships and Related Transactions

In 2023, we did not participate in any transactions in which any of the Company directors, executive officers, any beneficial owner of more than 5% of our common stock, nor any of their immediate family members, had a direct or indirect material interest.

Our Audit Committee Charter requires that members of the Audit Committee, all of whom are independent directors, conduct an appropriate review of, and be responsible for the oversight of, all related party transactions on an ongoing basis. There were no related party material transactions during the fiscal year ended December 31, 2023.

Director Nomination Process

The Nominating Committee, is responsible for, among other things, selection of candidates for the annual slate of directors. When identifying and evaluating candidates, the Nominating Committee first determines whether there are any evolving needs of the Board that require an expert in a particular field. The Nominating Committee may retain a third-party search firm to assist it in locating qualified candidates that meet the needs of the Board at that time. The search firm would provide information on a number of candidates, which the Nominating Committee discusses. The Nominating Committee chair and some or all of the members of the Nominating Committee, and the Chief Executive Officer, will interview potential candidates that the Nominating Committee deems appropriate. If the Nominating Committee determines that a potential candidate meets the needs of the Board, has the qualifications, and meets the independence standards required by Nasdaq rules, it will recommend the nomination of the candidate to the Board. It is the Nominating Committee’s policy to consider director candidates recommended by stockholders, if such recommendations are properly submitted to the Company. Stockholders wishing to recommend persons for consideration by the Nominating Committee as nominees for election to the Board can do so by writing to the Corporate Secretary of Paysign, Inc., at 2615 St. Rose Parkway, Henderson, Nevada 89052. Recommendations must include the proposed nominee’s name, biographical data and qualifications, as well as a written statement from the proposed nominee consenting to be named and, if nominated and elected, to serve as a director. Recommendations must also follow the Company’s procedures for nomination of directors by stockholders (see the information under the subheadings “Nominating and Corporate Governance Committee” and “Criteria and Diversity”). The Nominating Committee will consider the candidate and the candidate’s qualifications in the same manner in which it evaluates nominees identified by the Nominating Committee. The Nominating Committee may contact the stockholder making the nomination to discuss the qualifications of the candidate and the stockholder’s reasons for making the nomination. The Nominating Committee may then interview the candidate if it deems the candidate to be appropriate. The Nominating Committee may use the services of a third-party search firm to provide additional information about the candidate prior to making a recommendation to the Board.

The Nominating Committee’s nomination process is designed to ensure that the Nominating Committee fulfills its responsibility to recommend candidates who are properly qualified to serve the Company for the benefit of all of its stockholders, consistent with the standards established by the Nominating Committee under our corporate governance principles. The Nominating Committee did not receive any director nominee recommendations from stockholders for the 2024 Annual Meeting.

Criteria and Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee will apply the criteria set forth in governance guidelines. These criteria include the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest, and the ability to act in the interests of all stockholders. Our guidelines specify that the value of diversity on the Board should be considered by the Nominating Committee in the director identification and nomination process. The Nominating Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation, and backgrounds. The Nominating Committee does not assign specific weights to particular criteria, and no particular criteria is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability, or any other basis proscribed by law.

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Our Board believes that the mix of directors should provide a range of expertise and perspectives, and our Nominating Committee considers candidate diversity, including diversity with respect to race, gender, ethnicity and similar characteristics, when recommending directors for approval to the full Board and for stockholder approval. Our Board is committed to actively seeking highly qualified women and individuals from underrepresented groups. Our Nominating Committee and any search firm that it engages are directed to include women and candidates from underrepresented groups in each search pool from which the Nominating Committee selects director candidates. Currently, of our seven directors, one self-identifies as a woman and one self-identifies as LGBTQ+.

In accordance with Nasdaq’s new Board Diversity Rules (Rule 5605(f) and Rule 5606), the following Board Diversity Matrix presents our Board diversity statistics. The minimum diversity objective for small reporting companies listed on the Nasdaq Capital Market on or after August 6, 2021, is two diverse directors by August 6, 2026, including one who self-identifies as female, and one who self-identifies as either female, an underrepresented minority, or LGBTQ+. “Underrepresented Minority” means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities. “Two or More Races or Ethnicities” means a person who identifies with more than one of the following categories: White (not of Hispanic or Latinx origin), Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander. Our Board currently includes one female director, and one director that self-identifies as LGBTQ+.

Board Diversity Matrix (As of March 29, 2024)

Total Number of Directors	7
	Female	Male
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
White	1	6
LGBTQ+	1

Board Diversity Matrix (As of March 24, 2023)

Total Number of Directors	7
	Female	Male
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
White	1	6
LGBTQ+	1

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Report of the Audit Committee

The Audit Committee is responsible for providing independent, objective oversight of Paysign’s accounting functions and internal control over financial reporting. The Audit Committee has reviewed and discussed audited financial statements for Paysign with management. The Audit Committee also has discussed with Moss Adams LLP (“Moss Adams”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, which includes, among other items, matters related to the conduct of the annual audit of the Company’s financial statements. The Audit Committee has also received and reviewed the written disclosures and the letter from Moss Adams, as required by applicable requirements of the PCAOB, regarding the communications by Moss Adams with the Audit Committee concerning independence, and has discussed with Moss Adams its independence from Paysign.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements of Paysign for the 2023 fiscal year be included in the Annual Report filed on Form 10-K for the year ended December 31, 2023.

By the Audit Committee of the Board of Directors of Paysign, Inc.

Bruce A. Mina, Chair

Daniel R. Henry

Jeffrey B. Newman

Dennis L. Triplett

Director Compensation

The following table details the total compensation earned by our non-employee directors during the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Total ($) (1)
Daniel R. Henry	21,000	104,200	–	–	125,200
Bruce A. Mina	21,000	104,200	–	–	125,200
Dennis L. Triplett	21,000	104,200	–	–	125,200
Jeffrey B. Newman	21,000	104,200	–	–	125,200

(1)	Excludes business travel expense reimbursements.

We also reimburse our directors for reasonable travel and other related expenses. Independent Board members are paid an annual fee of $21,000 per year.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2023, about the securities issued, or authorized for future issuance, under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2018 Incentive Compensation Plan (1)	3,539,000	$2.56	100,953
2023 Incentive Compensation Plan (3)	–	$–	5,000,000
Equity compensation plans not approved by security holders
2018 Option issued to Director (2)	1,350,000	$1.34	–

Total	4,889,000	$2.23	5,100,953

_______________________

(1)	In July 2018, the Board approved the Company’s 2018 Incentive Compensation Plan, and reserved 5,000,000 shares for issuance under the plan. As of December 31, 2023, 1,204,000 options had been issued under the plan, of which 578,200 had been forfeited. As of December 31, 2023, 4,912,247 restricted shares were granted under the 2018 Incentive Compensation Plan, of which 639,000 had been forfeited.
(2)	In May 2018, we issued Daniel R. Henry, one of our directors, an option to purchase 1,500,000 shares of common stock for $1.34 per share, which was the market price of the common stock on the date of the option. The option vested annually over a four-year period from the date of the option.
(3)	In 2023, the Board approved the Company’s 2023 Incentive Compensation Plan, and reserved 5,000,000 shares for issuance under the plan. As of December 31, 2023 no equity award had been issued under the plan.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Moss Adams LLP (“Moss Adams”) as our independent auditors for the fiscal year ending December 31, 2024, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the 2024 Annual Meeting. We expect that a representative from Moss Adams will be present at the 2024 Annual Meeting, and accordingly, the representative will be given the opportunity to make a statement and respond to any questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Moss Adams as our independent registered public accounting firm. However, the Board is submitting the selection of Moss Adams to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the 2024 Annual Meeting will be required to ratify the appointment of Moss Adams.

BDO USA, LLP (“BDO”) was our independent registered public accounting firm until May 12, 2022. The Audit Committee subsequently approved the appointment of Moss Adams.

On April 6, 2022, the Audit Committee of our Board of Directors received a letter from BDO stating that BDO would resign as our independent registered public accounting firm, effective upon the filing of our Form 10-Q for the fiscal quarter ended March 31, 2022. BDO’s reports on our financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through May 12, 2022, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

Principal Accountant Fees and Services

The following table presents fees for professional audit services and other services rendered to the Company by Moss Adams and BDO for the fiscal years ended December 31, 2023 and 2022. BDO resigned as our independent registered public accounting firm effective upon the filing of our 10-Q for the fiscal quarter ended March 31, 2022. In June 2022, Moss Adams was appointed as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and 2022.

	Fiscal Year	Fiscal Year	Fiscal Year
	2023 (Moss Adams)	2022 (Moss Adams)	2022 (BDO)
Audit Fees (1)	$346,209	$97,500	$104,900
Audit-Related Fees (2)	–	–	–
Tax Fees (3)	–	–	–
All Other Fees (4)	–	–	–
Total Fees	$346,209	$97,500	$104,900

_______________________

(1)	Audit Fees. Audit services and related expenses include work performed for the audit of our financial statements and the review of financial statements included in our quarterly reports, as well as work that is normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

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(2)	Audit-Related Fees. Audit-Related Fees are for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not covered above under “audit services.”
(3)	Tax Fees. Tax fees include all services performed by the independent registered public accounting firm’s tax personnel for tax compliance, tax advice, and tax planning.
(4)	All Other Fees. All other fees are those services and/or travel expenses not described in the other categories.

The Audit Committee has reviewed the fees billed by Moss Adams during the year ended December 31, 2023 and, after consideration, has determined that the receipt of these fees by Moss Adams is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with Moss Adams and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC, including those designed to implement the Sarbanes-Oxley Act of 2002, as well as by the PCAOB.

Pre-Approval Policy and Procedures

Our Audit Committee has adopted policies and procedures which set forth the manner in which the Audit Committee will review and approve all services to be provided by the independent auditor before the auditor is retained to provide such services. The policy requires Audit Committee pre-approval of the terms and fees of the annual audit services engagement, as well as any changes in terms and fees resulting from changes in audit scope or other items. The Audit Committee also pre-approves, on an annual basis, other audit services, and audit-related and tax services set forth in the policy, subject to estimated fee levels, on a project basis and aggregate annual basis, which have been pre-approved by the Audit Committee.

All other services performed by the auditor that are not prohibited non-audit services under SEC or other regulatory authority rules must be separately pre-approved by the Audit Committee. Amounts in excess of pre-approved limits for audit services, audit-related services, and tax services require separate pre-approval of the Audit Committee.

Our Chief Financial Officer reports quarterly to the Audit Committee on the status of pre-approved services, including projected fees. All of the services reflected in the above table were approved by the Audit Committee in fiscal 2023 and fiscal 2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

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EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information regarding our executive officers as of March 29, 2024.

Name	Age	Title
Mark R. Newcomer	58	President and Chief Executive Officer
Robert P. Strobo	45	General Counsel, Chief Legal Officer, and Secretary
Jeffery B. Baker	53	Chief Financial Officer and Treasurer
Matthew Lanford	57	Chief Payments Officer

The biographies of Messrs. Newcomer and Lanford are included above under the section titled “Proposal No. 1 – Election of Directors.”

Jeffery B. Baker, Chief Financial Officer and Treasurer. Mr. Baker has served as our Chief Financial Officer and Treasurer since February 2021. Prior to joining Paysign, Mr. Baker served as an executive vice president of mergers and acquisitions at InComm Payments from 2011 to 2021 and chief development and strategy officer at Global Payments Inc. from 2003 to 2011. During his career, Mr. Baker has also held various senior equity analyst positions at firms covering financial technologies and services, business-to-business (B2B), and personal computer and enterprise storage industries, at U.S. Bancorp Piper Jaffray, W.R. Hambrecht & Co., SunTrust Equitable Securities, and Principal Financial Securities. Mr. Baker is a graduate of Texas Christian University in Ft. Worth, Texas, where he graduated cum laude with a Bachelor of Business Administration in Finance.

Robert P. Strobo, Esq., General Counsel, Chief Legal Officer, and Secretary. Mr. Strobo has served as our General Counsel, Chief Legal Officer, and Secretary since October 2018.  Prior to joining Paysign, from 2005 to 2018, Mr. Strobo served as Deputy General Counsel and Vice President for Republic Bank & Trust Company, a state-charted financial institution based in Louisville, Kentucky. Mr. Strobo specializes in prepaid card issuance and non-traditional banking, which includes small-dollar consumer lending, commercial lending, payments, and tax-related financial products. In addition, Mr. Strobo served as Chairman of the Board of Directors for Commonwealth Theatre Center, a non-profit youth conservatory and outreach program serving all of Kentucky and southern Indiana. Mr. Strobo received his Bachelor of Arts in Psychology and Philosophy from the University of Kentucky and his Juris Doctor from DePaul University College of Law in Chicago, Illinois.

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EXECUTIVE COMPENSATION

Our named executive officers, or NEOs, consisting of our principal executive officer during the last completed fiscal year and our two most highly compensated executive officers as of December 31, 2023, were as follows:

•	Mark R. Newcomer, Chief Executive Officer;
•	Jeffery B. Baker, Chief Financial Officer; and
•	Robert P. Strobo, Chief Legal Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary $	Bonus $(1)	Stock Awards $ (2)(3)(4)	All Other Compensation $ (5)	Total $
Mark R. Newcomer, CEO	2023	$950,000	$254,365	$–	$3,294	$1,207,659
	2022	$950,000	$204,149	$1,357,500	$6,588	$2,518,237
Jeffery B. Baker, CFO	2023	$375,000	$194,132	$–	$2,885	$572,017
	2022	$375,000	$180,956	$579,200	$3,462	$1,138,618
Robert P. Strobo, CLO	2023	$375,000	$194,152	$–	$5,500	$574,652
	2022	$375,000	$180,979	$579,200	$5,023	$1,140,202

_______________________

(1)	Bonuses paid in 2023 and 2022 were discretionary bonuses determined by the Board and not based on the fulfillment of any formula, criteria, or fulfillment of any performance target, goal, or condition.
(2)	In July 2022, we granted Mark R. Newcomer 750,000 shares of restricted common stock, which had a total value of $1,357,500, based upon a value of $1.81 per share. The stock grant vests in equal amounts over a five-year period on the anniversary of the date of the grant to the extent the officer is still employed by us at the time. There were 150,000 shares vested and issued as of December 31, 2023 related to the July 2022 grant.
(3)	In July 2022, we granted Robert P. Strobo 320,000 shares of restricted common stock with a value of $579,200, which vest annually in equal amounts over a five-year period on the anniversary date of the grant if Mr. Strobo is still employed by us at that time. There were 64,000 shares vested and issued as of December 31, 2023 related to the July 2022 grant.
(4)	In July 2022, we granted Jeffery B. Baker 320,000 shares of restricted common stock with a value of $579,200, which vest annually in equal amounts over a five-year period on the anniversary of the date of the grant if Mr. Baker is still employed by us at that time. In February 2021, we granted Mr. Baker 300,000 shares of restricted common stock, which vest annually in equal amounts over a five-year period on the anniversary of the date of the grant if Mr. Baker is still employed by us at that time. There were 184,000 shares vested and issued as of December 31, 2023 related to the February 2021 and July 2022 grants.
(5)	All Other Compensation is comprised of 401(k)-employer matching and profit-sharing plan contributions for Mark R. Newcomer, Jeffery B. Baker, and Robert P. Strobo.

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The Company did not grant any stock appreciation rights to our named executive officers in the last fiscal year. The Company did not reprice any options or stock appreciation rights during the last fiscal year. The Company did not waive or modify any specified performance target, goal, or condition to payout with respect to any amount included in any incentive plan compensation included in the summary compensation table.

Narrative to Summary Compensation Table

The Board is responsible for creating and reviewing the compensation of our executive officers, as well as overseeing our compensation and benefit plans and policies and administering our equity incentive plans. The following describes our 2023 executive compensation program and explains our compensation philosophy, policies, and practices, focusing primarily on the compensation of our named executive officers, or NEOs. It is intended to be read in conjunction with the tables that follow, which provide detailed historical compensation information for our NEOs.

Compensation Philosophy

The Company believes in providing a competitive total compensation package to its executives through a combination of base salary, benefits, annual performance bonuses, and long-term equity awards. The executive compensation program is designed to achieve the following objectives:

•	provide competitive compensation that will help attract, retain, and reward qualified executives;
•	align executives’ interests with our success by making a portion of the executive’s compensation dependent upon corporate performance; and
•	align executives’ interests with the interests of stockholders by including long-term equity incentives.

The Board believes that our executive compensation program should include annual and long-term components, including cash and equity-based compensation, and should reward consistent performance that meets or exceeds expectations. The Board evaluates both performance and compensation to make sure that the compensation provided to executives remains competitive relative to compensation paid by companies of similar size and stage of development operating in the payment processing industry and taking into account our relative performance and strategic objectives.

The Board has not used compensation consultants in the past but reserves the right to do so in the future.

Employment Contracts of Named Executive Officers

There are no agreements or understandings between the Company and any NEO that guarantees continued employment or any level of compensation, including incentive or bonus payments, to the NEO. The Company is an at-will employer.

Potential Payments Upon Termination or Change-in-Control

We do not have any agreements with our NEOs that contain provisions requiring that we make payments to the named executive officer at, following, or in connection with the resignation, retirement, or other termination of the named executive officer, or a change in control of us, or a change in the named executive officer's responsibilities following a change in control.

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Employee Benefit Plans

The Company sponsors a 401(k)-retirement plan in which NEO’s participate on the same basis as other employees. Effective January 2017, our Board approved a matching contribution of 100% of employee contributions up to 3% of the employee’s earnings, and a matching contribution of 50% of the next 2% of the employee’s earnings. During the year ended December 31, 2023 and 2022, the Company made matching contributions to this plan of approximately $273,507 and $165,953, respectively.

Pension Benefits

None of our NEOs are covered by a pension plan or similar benefit plan that provides for payment or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our NEOs are covered by a deferred contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Option Exercises in 2023

There were no stock option exercises by NEOs during the 2023 fiscal year.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2023

The following table sets forth information regarding all outstanding equity awards held by NEOs at December 31, 2023. Outstanding restricted stock grants have been approved by the Company’s Board.

	Stock Awards
Name	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested (1) ($)
Mark R. Newcomer (2)	600,000	1,680,000	–	–
Jeffery B. Baker (3)	436,000	1,220,800	–	–
Robert P. Strobo (4)	256,000	716,800	12,500	–

_______________________

(1)	The value of the unearned awards is based upon the closing price of our common stock on December 31, 2023, which was $2.80 per share.
(2)	The restricted stock grant consisted of 750,000 shares granted in July 2022, which vest an annual basis over five years to the extent the executive is still employed by us at the end of each anniversary date, of which 150,000 shares were vested as of December 31, 2023.
(3)	The restricted stock grant consisted of 300,000 shares granted in February 2021, and 320,000 shares granted in July 2022, which vest on an annual basis over five years to the extent the executive is still employed by us at the end of each anniversary date, of which 184,000 shares have vested as of December 31, 2023.
(4)	The restricted stock grant consisted of 320,000 shares granted in July 2022, which vest on an annual basis over five years to the extent the executive is still employed by us at the end of each anniversary date, of which 64,000 shares have vested as of December 31, 2023. In March 2020, 50,000 stock option awards were issued which vest on an annual basis over four years, of which 37,500 have vested as of December 31, 2023.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 22, 2024, certain information concerning the beneficial ownership of the Company’s common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of each class, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group.

The number of shares beneficially owned by each five percent (5%) stockholder, director, or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within sixty (60) days after March 22, 2024 through the exercise of any stock option, warrant, or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Mark R. Newcomer (2) (3) (4)	9,543,479	18.0%
Jeffery B. Baker (2) (3)	157,097	*
Joan M. Herman (2) (3)	804,597	1.5%
Robert P. Strobo (2) (3)	225,501	*
Matthew Lanford (2) (3)	113,469	*
Daniel R. Henry (2) (3)	1,410,000	2.6%
Bruce A. Mina (2) (3)	217,720	*
Jeffrey B. Newman (2) (3)	10,000	*
Dennis L. Triplett (2) (3)	210,000	*
Daniel H. Spence (5)	9,190,000	17.3%
Topline Capital Partners, LP (6)	5,761,918	10.9%
All Officers and Directors as a Group(3) (9 people)	12,691,863	23.3%

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*	Less than 1% of the outstanding shares of Common Stock.
(1)	Based upon 52,968,374 shares of Common Stock issued and outstanding as of March 22, 2024.
(2)	The address for the shareholder is 2615 St. Rose Parkway, Henderson, NV 89052.

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(3)	Includes the following number of shares of our common stock either (a) issuable upon exercise of stock options granted to our named executive officers and directors that are exercisable within 60 days after March 22, 2024, or (b) issuable pursuant to stock grants to our named executive officers and directors that vest within 60 days after March 22, 2024:

Directors and Executive Officers	Options Exercisable/Shares Issuable within 60 days
Mark R. Newcomer (4)	75,000
Jeffery B. Baker	–
Joan M. Herman	25,000
Robert P. Strobo	50,000
Matthew Lanford	25,000
Daniel R. Henry	1,350,000
Bruce A. Mina	–
Jeffrey B. Newman	–
Dennis L. Triplett	–
All executive officers and directors as a group	1,525,000

(4)	Includes 75,000 options in the name of Erin Newcomer.
(5)	Based on the Form 4 filed with the SEC on April 4, 2023, the address for the shareholder is 2880 Juniperwood Ct., Las Vegas, NV 89135.
(6)	Based on the Form 4s filed with the SEC on February 21, 2024, Topline Capital Partners, LP and Topline Capital Management, LLC each have sole voting and dispositive power over 5,761,918 shares and Collin McBirney has shared voting and dispositive power over 5,761,918 shares. The address for Topline Capital Partners, LP, Topline Capital Management, LLC, and Collin McBirney is 544 Euclid Street, Santa Monica, CA 90402.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires directors, executive officers, and persons who own more than 10% of a registered class of our securities to file with the SEC initial reports of ownership and reports of changes in ownership. Directors, executive officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms that we received during the year ended December 31, 2023, and written representations that no other reports were required, we believe that each person who at any time during such year was a director, executive officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during the year ended December 31, 2023, except that (i) the Form 4 filed by Daniel H. Spence on April 4, 2023 was late; (ii) the Form 4 filed by Joan M. Herman on August 3, 2023 was late; (iii) the Form 4 filed by Mark R. Newcomer on August 3, 2023 was late; and (iv) the Form 4 filed by Bruce A Mina on August 28, 2023 was late.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transaction Policies and Procedures

All transactions between us and our officers, directors, principal stockholders, and their affiliates are subject to approval by the Board according to the terms of our written Code of Ethics.

Certain Related-Person Transactions

None.

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VOTING PROCEDURES

Election of Directors. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are seven nominees and seven positions to be filled; this means that the seven individuals receiving the most “for” votes will be elected. Votes to “withhold” and broker non-votes will not be relevant to the outcome.

Ratification of Independent Registered Public Accounting Firm. The votes cast “for” must exceed the votes cast “against” in order to ratify the selection of Moss Adams LLP, as our independent registered public accounting firm. Abstentions and broker non-votes will not be relevant to the outcome.

We will appoint an Inspector of Election for the 2024 Annual Meeting who will not be an officer, director, or nominee. If your shares are held in street name and you do not provide voting instructions to your broker, bank, or other nominee, your broker is entitled to vote your shares with respect to the proposal to ratify the selection of Moss Adams LLP as our independent auditor for the fiscal year 2024. Otherwise, they will be treated as broker non-votes and will not be counted for purposes of determining the outcome of a proposal. Abstentions and votes “withheld” are counted for the purpose of establishing a quorum.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other 2024 Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other 2024 Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Paysign stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Paysign. Direct your written request to our Corporate Secretary, Robert Strobo, Esq., at Paysign, Inc., 2615 St. Rose Parkway, Henderson, Nevada 89052; telephone: (702) 453-2221; e-mail: rstrobo@paysign.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the 2024 Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

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